
                                             SCHEDULE 1 TO _____
   INDIVIDUAL DEVIATIONS FROM STANDARD MANAGEMENT BOARD SERVICES AGREEMENT BY CURRENT MEMBERS OF MANAGEMENT BOARD(1)
   -----------------------------------------------------------------------------------------------------------------

------------------------- -------------- -------------- ------------------ --------------- ---------------- ------------ -----------
Name                      For reporting  Term;ss.1(i)   Appointed by       Fixed Salary;   Bonus;ss.4(i)(b)  Additional   Position;
                          period                        Resolution of      ss.4(i)(a)                        bonus;       ss.1(i)
                                                        Supervisory Board                                    ss.4(i)(b)
                                                        dated;ss.1(i)                                        2d.par.
------------------------- -------------- -------------- ------------------ --------------- ---------------- ------------ -----------
Kai-Uwe Ricke             1.1. to        15.11.2002 to  Nov. 14, 2002      EUR  1,250,000  EUR 1,250,000     50%          Chairman
                          31.12.2003     14.11.2007
------------------------- -------------- -------------- ------------------ --------------- ---------------- ------------ -----------
Dr. Karl-Gerhard Eick     1.1. to        1.12.2002 to   Nov. 28, 2002      EUR    937,500  EUR   937,500     50%          Vice-
                          31.12.2003     30.11.2007                                                                       Chairman
------------------------- -------------- -------------- ------------------ --------------- ---------------- ------------ -----------
Thomas Holtrop(2)         1.1. to        1.12.2002 to   Nov. 28, 2002      EUR    700,000  EUR   700,000     50%          Member
                          31.12.2003     30.11.2007
------------------------- -------------- -------------- ------------------ --------------- ---------------- ------------ -----------
Dr. Heinz Klinkhammer(3)  1.1. to        1.4.2001 to    April 13, 2000     EUR    900,000  EUR   600,000     50%          Member
                          31.12.2003     31.3.2006
------------------------- -------------- -------------- ------------------ --------------- ---------------- ------------ -----------
Rene Oberman              1.1. to        1.12.2002 to   Nov. 28, 2002      EUR    700,000  EUR   700,000     50%          Member
                          31.12.2003     30.11.2007
------------------------- -------------- -------------- ------------------ --------------- ---------------- ------------ -----------
Konrad F. Reiss           1.1. to        20.1.2003 to   Jan. 16, 2003      EUR    750,000  EUR   750,000     50%          Member
                          31.12.2003     19.1.2008
------------------------- -------------- -------------- ------------------ --------------- ---------------- ------------ -----------


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1 Josef Brauner's agreement was cancelled by mutual consent and he resigned effective April 30, 2004.

2 Thomas Holtrop has resigned effective September 30, 2004.

3 Since Dr. Klinkhammer joined our Company on April 1, 1996 and is the most senior member of our Management Board, the wording of his agreement deviates from the standard agreement in language, but not in substance, and certain details, which the Company believes are insignificant, differ from the standard agreement in sections 2(1), 2(3), 3(3), 4(1), 4(3), 4(4), 4(6), 4(7), 6(1),
6(3), 7(3), 8(2), 10, 12(2), 14(3) and in the post-contractual non-compete agreement. Also, the insurance amounts in section 7(1)(a) and (b) differ and are approx. 23.3% less.